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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) - December 12, 2002



                                    TXU Corp.
               (Exact name of registrant as specified in its charter)



      TEXAS                       1-12833                     75-2669310
(State or other jurisdiction    (Commission                (I.R.S. Employer
    of incorporation)           File Number)              Identification No.)


                             TXU US Holdings Company
             (Exact name of registrant as specified in its charter)



     TEXAS                        1-11668                     75-1837355
(State or other jurisdiction   (Commission                (I.R.S. Employer
 of incorporation)             File Number)              Identification No.)


                                 TXU Gas Company
             (Exact name of registrant as specified in its charter)



     TEXAS                      1-3183                        75-0399066
(State or other jurisdiction   (Commission                (I.R.S. Employer
 of incorporation)             File Number)              Identification No.)



            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)


        Registrants' telephone number, including Area Code - 214-812-4600


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      All of the information contained in this Form 8-K is being filed by TXU
Corp. Certain of the information contained in this Form 8-K relates to TXU US Holdings Company (US Holdings) or TXU Gas Company (TXU Gas), respectively, each a wholly owned subsidiary of TXU Corp., and such information as it relates to each of US Holdings or TXU Gas is being filed separately by each such registrant.


     Oncor Electric Delivery Company, and TXU Energy Company LLC, each wholly-owned subsidiaries of US Holdings, are referred to herein as "Oncor" and "TXU Energy", respectively. TXU Australia Holdings (Partnership) Limited Partnership, a wholly-owned subsidiary of TXU Corp., is referred to herein as "TXU Australia".

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      Credit Ratings of TXU Corp. and its United States (US) and Australian Subsidiaries -- The Quarterly Reports on Form 10-Q for the quarter ended September 30, 2002 of TXU Corp., TXU US Holdings Company and TXU Gas Company (3rd Quarter 10-Qs) contain disclosure about credit ratings as of the date of those reports. (See Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations - "Financial Condition - Liquidity and Capital Resources - Credit Ratings of TXU Corp. and its US and Australian Subsidiaries" in the 3rd Quarter 10-Qs.)

      On December 13, 2002, Moody's Investors Services, Inc. (Moody's) downgraded the credit ratings of TXU Corp., TXU Gas and Oncor. Moody's maintains a negative outlook for TXU Corp., TXU Gas and TXU Australia, and a stable outlook for US Holdings, TXU Energy and Oncor. On December 12, 2002, Fitch Ratings (Fitch) downgraded the credit ratings of TXU Corp., its US subsidiaries and TXU Australia. Fitch maintains a stable outlook for each such entity. Standard and Poor's (S&P), a division of the McGraw Hill Companies, Inc., maintains a negative outlook for each such entity.

      The credit ratings for TXU Corp. and its US and Australian subsidiaries as of December 13, 2002, are presented below and reflect the above referenced actions taken by these credit rating agencies. These ratings are investment grade, except for Moody's rating of TXU Corp.'s senior unsecured debt, which is one notch below investment grade.


                       TXU Corp.     US Holdings       Oncor       TXU Energy    TXU Gas      TXU Australia
                    -------------    -----------     --------      ----------    -------      -------------
                   (Senior           (Senior                      (Senior       (Senior        (Senior
                    Unsecured)       Unsecured)      (Secured)    Unsecured)    Unsecured)     Unsecured)


S&P............        BBB-              BBB-           BBB          BBB            BBB            BBB

Moody's........        Ba1               Baa3           Baa1         Baa2           Baa3           Baa2

Fitch...........       BBB-              BBB-           BBB+         BBB            BBB-           BBB-


      A rating reflects only the view of a rating agency, and it is not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if such rating agency decides that circumstances warrant such a change. Each rating should be evaluated independently of any other rating.


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      For a discussion of financing arrangements that contain provisions that are specifically affected by changes in credit ratings, see Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations - "Financial Condition - Liquidity and Capital Resources - Financial Covenants, Credit Rating Provisions and Cross Default Provisions - Credit Rating Provisions" in the 3rd Quarter 10-Qs.

                        SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TXU CORP.


                             By       /s/ Biggs C. Porter
                                ------------------------------------------
                                Name:  Biggs C. Porter
                                Title: Controller and Principal Accounting
                                       Officer

Date:  December 17, 2002


                                     TXU US HOLDINGS COMPANY


                             By     /s/ Biggs C. Porter
                                -------------------------------------------
                                Name:  Biggs C. Porter
                                Title: Vice-President, Principal Accounting
                                       Officer


Date:  December 17, 2002

                                      TXU GAS COMPANY


                             By   /s/ Biggs C. Porter
                               -------------------------------
                               Name:  Biggs C. Porter
                               Title: Vice-President, Principal Accounting
                                      Officer

Date:  December 17, 2002

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